UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018

Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2019, as part of Conformis, Inc.’s (the “Company’s”) annual compensation-setting process, the Company’s Compensation Committee (the “Committee”) recommended, and the Company’s Board of Directors (the “Board”) approved an employee incentive compensation plan for the 2019 calendar year (the “2019 Incentive Plan”). Under the 2019 Incentive Plan, certain Company employees, including named executive officers, are eligible to earn a cash bonus. Each of the Company’s named executive officers is eligible to receive an annual cash bonus based on a percentage of their annual base salary as follows: Mark Augusti, the Company’s President and Chief Executive Officer: up to 75%; Paul Weiner, the Company’s Chief Financial Officer: up to 50%; and Patricia Davis, the Company’s Chief Legal Officer, General Counsel and Corporate Secretary: up to 40%. The cash bonus is based on a combination of Company financial and individual performance in 2019, including achieving product revenue, gross margin and operating expense performance targets based on recommendations from the Committee, and, subject to performance under the 2019 Incentive Plan, any cash bonus is to be paid on or before March 15, 2020, subject to each recipient’s continued employment through the payout date. It is anticipated that any cash bonus under the 2019 Incentive Plan will be paid in restricted shares of the Company’s common stock, in lieu of cash, and will be consistent with the terms of the Company’s 2015 Stock Incentive Plan. The determination of whether a bonus will be granted to any employee, and the amount of any such bonus, will also be determined by the Board in its sole discretion.

On February 21, 2019, the Company issued award letters under the 2019 Incentive Plan to Mr. Augusti, Mr. Weiner, and Ms. Davis, consistent with the Form of 2019 Incentive Compensation Program Award Letter filed herewith as Exhibit 10.2 and providing for cash bonuses up to the maximum percentage of base salary allowed under the 2019 Incentive Plan, subject to the Company’s and each recipient’s performance over the course of 2019.

The 2019 Incentive Plan is generally consistent with the employee incentive compensation plan for the 2018 calendar year (the “2018 Incentive Plan”) that the Committee recommended, and the Board approved, on February 6, 2018, as part of the Company’s annual compensation-setting process and as described in the Company’s 2018 proxy statement. On March 30, 2018, the Company issued award letters under the 2018 Incentive Plan to Mr. Augusti, Mr. Weiner, Daniel Steines, the Company’s former Chief Technology Officer, and Ms. Davis, consistent with the Form of 2018 Incentive Compensation Program Award Letter filed herewith as Exhibit 10.1 and providing for cash bonuses subject to the Company’s and each recipient’s performance over the course of 2018. The award letters provided for cash bonuses of up to 75%, 50%, 40%, and 40% of base salary for Mr. Augusti, Mr. Weiner, Dr. Steines, and Ms. Davis, respectively, with bonus amounts to be determined based on actual 2018 performance relative to bonus level performance targets for product revenue and product gross margin. Dr. Steines announced his resignation from the Company on September 4, 2018 and, therefore, was no longer entitled to a bonus under the 2018 Incentive Plan. On December 5, 2018, following an evaluation of the Company’s performance in 2018 and to conserve the Company’s cash, the Committee exercised its discretion to modify the awards granted under the 2018 Incentive Plan to settle such awards with equity of the Company in lieu of cash, to waive the requirement in the 2018 Incentive Plan that the product gross margin payout be no more than the product revenue payout and to pay bonuses under the 2018 Incentive plan in an amount equivalent to meeting 60% of the performance targets, subject to adjustment for individual performance, and assuming a price per share of not less than $0.75 for converting such cash bonus amount to common stock of the Company. Following a review of the performance of the executive officers in 2018 and the performance measures set forth in award letters granted under the 2018 Incentive Plan, the Committee granted restricted shares of the Company’s common stock under the 2015 Stock Incentive Plan as follows: Mr. Augusti: 321,360 shares of common stock; Mr. Weiner: 144,940 shares of common stock; and Ms. Davis: 86,001 shares of common stock, in each case with 25% of the shares vesting on each of the next four successive six-month anniversaries of the grant date of January 2, 2019.

The foregoing brief description is qualified by reference to the Form of 2018 Incentive Compensation Program Award Letter and Form of 2019 Incentive Compensation Program Award Letter, filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of 2018 Incentive Compensation Program Award Letter
10.2	Form of 2019 Incentive Compensation Program Award Letter

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include fluctuations in the Company’s general financial and operating results, changes in the Company’s liquidity and capital resources, declines in the market price of the Company’s shares of common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. We believe these factors include but are not limited to those described under “Risk Factors” in our Annual Report on Form 10-K, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K, our Annual Report on Form 10-K and other filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: March 13, 2019	By:	/s/Paul S. Weiner
Paul S. Weiner
Chief Financial Officer